EXHIBIT 10.41

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR A.B. WATLEY GROUP INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                             A.B. WATLEY GROUP INC.
                             ----------------------


                   SENIOR SUBORDINATED DEMAND PROMISSORY NOTE
                   ------------------------------------------


U.S. $2,500,000                                             NEW YORK, NEW YORK

                                                             AUGUST 30, 2001


     FOR VALUE RECEIVED, ON DEMAND, the undersigned, A.B. Watley Group Inc., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of SDS Merchant Fund, L.P. or any future permitted holder of this promissory note (the "PAYEE"), at the principal office of the Payee set forth herein, or at such other place as the holder may designate in writing to the Company, the principal sum of up to TWO MILLION FIVE HUNDRED THOUSAND DOLLARS (U.S. $2,500,000), or such other amount as may be outstanding hereunder, together with all accrued but unpaid interest, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this senior subordinated demand promissory note (the "NOTE").

     1. DEFINITION OF SENIOR DEBT. The term "SENIOR DEBT" shall mean and consist of all present indebtedness for borrowed money of the Company (contingently or otherwise), to banks, insurance companies and similar institutional lenders (all such lenders, the "LENDERS") and any extension, replacement, removal, restatement or refinancing thereof.

     2.   SUBORDINATION.

          (a) The payment of any and all of the principal amount of and interest on this Note (and all other obligations hereunder) is hereby expressly subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Senior Debt, to the extent and in the manner set forth herein.

          (b) Until the Senior Debt shall have been indefeasibly paid in full, the Company shall not make, and the Payee shall not receive, accept or retain, any direct or indirect payment or reduction (whether by way of loan, set-off or otherwise) in respect of the principal and interest of this Note, whether this Note shall have become payable at maturity or by acceleration or otherwise;

PROVIDED, HOWEVER, that, subject to the provisions of subsection (c) hereof, the Company may make, and the Payee may receive, accept and retain, payments of principal and interest permitted under Section 4 of this Note, unless, if, on the date such payment would (but for the terms hereof) be payable to and received by the Payee pursuant to this Note, (i) a default under the documents evidencing the Senior Debt shall have occurred, shall be continuing and shall not have been specifically waived in writing by the Lenders, or the Lenders shall have declared the Senior Debt or any portion thereof due and payable in full on the basis of the occurrence of such default, or (ii) such default shall not be continuing on any such payment date, but the Lenders shall have declared all or any portion of the Senior Debt due and payable in full on the basis of the occurrence of such default and such acceleration shall not have been specifically rescinded in writing by the Lenders.

          (c) In the event of (i) any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment of debt, arrangement, composition, assignment for the benefit of creditors, or other similar proceeding relative to the Company, or (ii) any proceeding for voluntary liquidation, dissolution or other winding up or bankruptcy proceedings, then and in any such event:

               (A) All of the Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect of this Note;

               (B) Any payment or distribution of any character, which would otherwise (but for the terms hereof) be payable or deliverable in respect of this Note (including any payment or distribution of any other indebtedness of the Company being subordinated to this Note), shall be paid or delivered directly to the Lenders or their representative, until all of the Senior Debt shall have been paid in full, and the Payee or any other holder of this Note irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries;

               (C) The Payee or any other holder of this Note shall execute and deliver to the Lenders or their representative all such further instruments confirming the authorization referred to in the foregoing clause (B), and shall take all such other actions as may be requested by the Lenders or their representative in order to enable the Lenders or their representative to enforce any and all claims upon or in respect of this Note and to collect and give any and all payments or distributions which may be payable or deliverable at any time upon or with respect to this Note.

          (d) If, notwithstanding the provisions of this Note, any payment or distribution of any character (whether in cash, securities, obligations or other property) or any security shall be received by the Payee in contravention of the terms of this Note, and before all Senior Debt shall have been paid in full, and PROVIDED that the Payee has actual knowledge of the foregoing, such payment, distribution or security shall not be commingled with any asset of the Payee, shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Lenders or their representative, for application to the payment of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full.

          (e) This Note, without further reference, shall pass to and may be relied on and enforced by any transferee or subsequent holder of the Senior Debt.

          (f) Except to the extent provided in this Note that the debt evidenced by this Note may not become due and payable or be paid and the Payee may not exercise rights with respect thereto, nothing contained herein shall impair, as between the Company and the Payee, the obligation of the Company to pay to Payee the principal of this Note, and interest thereon, as and when the same shall become due and payable in accordance with the terms hereof, or prevent the Payee upon default with respect to this Note, from exercising all rights, powers and remedies otherwise provided herein or by applicable law, all subject to the rights of the holders of Senior Debt hereunder. Upon any distribution of assets of the Company referred to in the provisions hereof, the Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the Payee, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the provisions hereof.

          (g) Notwithstanding any statute, including, without limitation, the U.S. Federal Bankruptcy Code, as now or hereafter in effect (the "BANKRUPTCY CODE"), any rule of law or bankruptcy procedures to the contrary, the right of the Lenders hereunder to have all of the Senior Debt paid and satisfied in full prior to the payment of any of the debt evidenced by this Note shall include, without limitation, the right of the Lenders to be paid in full all interest accruing on the Senior Debt due to it after the filing of any petition by or against the Company in connection with any bankruptcy or similar proceeding or any other proceeding referred to in subsection 2(c) hereof, prior to the payment of any amounts in respect of this Note, including, without limitation, any interest due to the Payee accruing after such date.

          (h) No right of any present or future holders of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holders, or by any noncompliance by the Company with the terms and provisions of this Note, regardless of any knowledge thereof with which any such holders may have or be otherwise charged. The holders of the Senior Debt may, without in any way affecting the obligations of the Payee with respect thereto, at any time or from time to time in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Debt, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Debt or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Debt, all without notice to or assent from the Payee.

          (i) Subject to the prior payment in full of all Senior Debt, the Payee shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Debt by or on behalf of the Company or by or on behalf of the Payee by virtue of the provisions hereof which otherwise would have been made to the Payee shall, as between the Company, its creditors other than the holders of Senior Debt, and the Payee, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Payee, on the one hand, and the holders of the Senior Debt, on the other hand.

     3. THIS NOTE SENIOR TO ALL INDEBTEDNESS OTHER THAN SENIOR DEBT. This Note shall be senior to each note, bond and other item of indebtedness that is subordinated in any manner (whether in right of payment on liquidation of the Company, or otherwise) to the Senior Debt (each of such items of indebtedness, the "JUNIOR SUBORDINATED DEBT"). It is the intent of the Company and the Lenders that this note shall be subordinated only to the Senior Debt and no other indebtedness of any kind. The Company shall cause all of the Junior Subordinated Debt to be subordinated to this Note on terms no less favorable to the holder of this Note than the terms on which this Note is subordinated to the Senior Debt.

     4.   PRINCIPAL AND INTEREST PAYMENTS.

          (a) Subject to the subordination provisions in Section 2 of this Note, the Company shall repay in full the entire principal balance and all accrued interest thereon then outstanding under this Note on the first to occur (the "MATURITY DATE") of: (i) sixty (60) days after the demand by the Payee to the Company for payment or (ii) upon the closing of any Financing Transaction (as defined below) by the Company. Alternatively, at the option of the Payee, the Payee may convert this Note into equity or debt securities issued in the Financing Transaction. For purposes of this Note, "Financing Transaction" means the issuance to any third party of the Company`s common stock, par value $.001 per share (the "COMMON STOCK") or any securities convertible, exercisable or exchangeable into Common Stock, including debt securities. If the Payee elects to convert this Note into the equity or debt securities issued in the Financing Transaction, the consideration for the Payee`s interest in the new equity or debt securities shall be deemed to be 110% of the outstanding principal amount of this Note, together with accrued interest hereon. Subject to the subordination provisions in Section 2 of this Note, the Company may prepay all or any part of this Note, in whole or in part at any time, without penalty or premium, as set forth in Section 8(d) hereof.

          (b) Interest on the outstanding principal balance of this Note shall accrue at a rate of six percent (6%) per annum. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days and shall be payable by the Company in cash (i) on a quarterly basis, commencing on November ___, 2001 and on each three-month anniversary thereafter, continuing throughout the term of this Note, and (ii) in full on the Maturity Date.

     5. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

     6. EVENTS OF DEFAULT. The occurrence of any of the following events shall be an "EVENT OF DEFAULT" under this Note:

          (a) the Company shall fail to make the payment of any amount due hereunder within sixty (60) days after demand; or

          (b) the Bankruptcy of the Company; as used herein, the Bankruptcy shall be deemed to have occurred when the Company shall have admitted its insolvency in writing; shall have made an assignment for the benefit of creditors; shall have made any composition or arrangement with creditors while insolvent; shall have filed a petition or complaint, or otherwise instituted any proceeding, under state or federal law, declaring or seeking an adjudication of bankruptcy or insolvency, an arrangement with creditors, an insolvency reorganization, or the appointment of a receiver, trustee or custodian for its assets; or shall have suffered, without its consent, the appointment of a receiver, trustee or custodian for its assets, by the order of any state or federal court.

     7. REMEDIES UPON AN EVENT OF DEFAULT. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, subject to the subordination provisions of this Note, declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     8.   PREPAYMENT OPTIONS.

          (a) PREPAYMENT. Notwithstanding anything to the contrary contained herein, the Payee shall have the right, at such Payee`s option, subject to the subordination provisions of this Note, to require the Company to prepay all or a portion of the sum of the outstanding principal amount and any interest accrued and outstanding under this Note (the "PREPAYMENT PRICE"), PROVIDED, that such prepayment is requested upon the occurrence of a Major Transaction (as defined in Section 8(e) below) or a Triggering Event (as defined in Section 8(e) below).

          (b) MECHANICS OF PREPAYMENT AT OPTION OF PAYEE. Within one (1) day after the occurrence of a Major Transaction or a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("NOTICE OF A PREPAYMENT EVENT") to the Payee. At any time on or after the earlier of the Payee`s receipt of a Notice of a Prepayment Event and the Payee becoming aware of a Major Transaction or a Triggering Event, the Payee may, subject to the subordination provisions of this Note, require the Company to prepay all or a portion of the outstanding principal amount and any interest accrued and outstanding under this Note by delivering written notice thereof via facsimile and overnight courier ("NOTICE OF PREPAYMENT AT OPTION OF PAYEE") to the Company, which Notice of Prepayment at Option of Payee shall indicate the amount of principal and interest accrued and outstanding under this Note that the Payee is electing to have prepaid, the sum of which shall be the Prepayment Price.

          (c) PAYMENT OF PREPAYMENT PRICE. Upon the Company`s receipt of a Notice of Prepayment at Option of Payee from the Payee, the Company shall immediately notify the Payee by facsimile of the Company`s receipt of a Notice of Prepayment at Option of Payee and the Payee which has sent such a notice shall promptly submit to the Company this Note which Payee has elected to have prepaid. The Company shall pay the Prepayment Price to Payee within five (5) business days after the Company`s receipt of a Notice of Prepayment at Option of Payee; PROVIDED that this Note shall have been so delivered to the Company. If the Company shall fail to prepay all of the Prepayment Price (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy the Payee may have under this Note and a certain Note and Warrant Purchase Agreement between the Company and the Payee, dated as of the date hereof (the "PURCHASE AGREEMENT"), the Prepayment Price payable in respect of such unprepaid Notes shall bear interest at the rate of two percent (2.0%) per each period of thirty (30) consecutive days, pro rated for any period of less than thirty (30) days until paid in full. Until the Company pays such unpaid Prepayment Price in full to the Payee, the Payee shall have the option (the "VOID OPTIONAL PREPAYMENT OPTION") to, in lieu of prepayment, require the Company to promptly return to the Payee this Note that was submitted for prepayment by Payee under this Section 8(c) and for which the Prepayment Price has not been paid, by sending written notice thereof to the Company via facsimile (the "VOID OPTIONAL PREPAYMENT NOTICE"). Upon the Company`s receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full Prepayment Price to Payee, (i) the Notice(s) of Prepayment at Option of Payee shall be null and void with respect to this Note submitted for prepayment and for which the Prepayment Price has not been paid and (ii) the Company shall immediately return this Note submitted to the Company by the Payee for prepayment under this Section 8(c) and for which the Prepayment Price has not been paid. A Payee`s delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not affect the Company`s obligations to make any payments which have accrued prior to the date of such notice.

          (d) COMPANY`S PREPAYMENT OPTION. The Company may prepay, at the option of its Board of Directors, subject to the subordination provisions of this Note, all or any portion of the outstanding principal amount of this Note and the accrued and unpaid interest thereon upon five (5) business days prior written notice to the Payee (the "COMPANY PREPAYMENT NOTICE") at a cash price equal to sum of the outstanding principal amount and any interest accrued and outstanding (the "COMPANY PREPAYMENT PRICE"). The Company may not deliver a Company Prepayment Notice to the Payee unless the Company has clear and good funds for a minimum of the amount it intends to prepay in a bank account controlled by the Company. The Company Prepayment Notice shall state the date of prepayment (the "COMPANY PREPAYMENT DATE"), the Company Prepayment Price, the amount of the Note of such Payee to be prepaid, the amount of accrued and unpaid interest through the Company Prepayment Date and shall call upon the Payee to surrender to the Company on the Company Prepayment Date at the place designated in the Company Prepayment Notice such Payee`s Note. The Company Prepayment Date shall be no more than five (5) trading days after the date on which the Payee is notified of the Company`s intent to prepay the Note (the "COMPANY PREPAYMENT NOTICE DATE"). If the Company fails to pay the Company Prepayment Price by the sixth (6th) trading day following the Company Prepayment Notice Date, the prepayment will be declared null and void and the Company shall lose its right to deliver a Company Prepayment Notice to the Payee in the future. On or after the Company Prepayment Date, the Payee shall surrender the Notes called for prepayment to the Company at the place designated in the Company Prepayment Notice and shall thereupon be entitled to receive payment of the Company Prepayment Price.

          (e) For purposes of this Note, (1) "MAJOR TRANSACTION" means the consummation of any of the following transactions: (i) the consolidation, merger or other business combination of the Company with or into a person or entity (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (B) a consolidation, merger or other business combination in which holders of the Company`s or any of its Subsidiaries voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of all or substantially all of the Company`s or any of its Subsidiaries` assets; or (iii) the consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of the Company`s common stock, and (2) "TRIGGERING EVENT" means (i) the failure to have a registration statement, registering the shares of common stock of the Company issuable upon exercise of the related warrants delivered herewith, declared effective by the SEC within one hundred eighty (180) days following the date the Payee makes a demand for registration pursuant to Section 3(e) of the Warrants; or (ii) any representation or warranty made by the Company in the Purchase Agreement or any of the Transaction Documents shall prove to have been false or incorrect in a material respect at the time when made; or (iii) the Company has breached a material covenant or other term or condition of the Purchase Agreement or any related agreement delivered therewith.

     9. REPLACEMENT. Upon receipt of a duly executed, notarized and unsecured written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

     10. PARTIES IN INTEREST, TRANSFERABILITY. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may be transferred or sold, subject to the provisions of Section 20 of this Note, or pledged, hypothecated or otherwise granted as security by the Payee.

     11. RELIANCE. The Payee acknowledges and agrees that the Lenders have relied upon and will continue to rely upon, and are third-party beneficiaries of, the subordination provisions set forth herein in making loans and in otherwise extending credit to the Company. The Payee hereby waives notice of or proof of reliance hereon.

     12. AMENDMENTS. This note may not be modified or amended in any manner except in writing executed by the Company and the Payee; PROVIDED, HOWEVER, the subordination provisions contained herein are for the benefit of the Lenders and may not be rescinded, canceled, amended or modified in any way without the prior written consent thereto of the Lenders, if the Lenders shall then be holding Senior Debt.

     13. NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Company will give written notice to the Payee at least thirty (30) days prior to the date on which the Company closes its books or takes a record (x) with respect to any dividend or distribution upon the common stock of the Company, (y) with respect to any pro rata subscription offer to holders of common stock of the Company or (z) for determining rights to vote with respect to a Major Transaction or a Triggering Event, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to the Payee at least twenty (20) days prior to the date on which dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Payee prior to such information being made known to the public.

         Address of the Payee:              SDS Merchant Fund, L.P.
                                            c/o SDS Capital Partners
                                            One Sound Shore Drive
                                            Greenwich, CT 06830
                                            Attention: Steve Derby
                                            Telecopier: (203) 629-0345


         Address of the Company:            A.B. Watley Group Inc.
                                            40 Wall Street
                                            New York, New York 10005
                                            Attention: Joseph M. Ramos, Jr.
                                            Chief Financial Officer
                                            Telecopier: (212) 422-1724

     14. GOVERNING LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

     15. HEADINGS. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.


     16. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee`s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Payee and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate. Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

     17. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     18. ENFORCEMENT EXPENSES.  The Company agrees to pay all costs and expenses
of  enforcement  of  this  Note,  including,   without  limitation,   reasonable
attorneys` fees and expenses.

     19. BINDING EFFECT. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

     20. COMPLIANCE WITH SECURITIES LAWS. The Payee of this Note acknowledges that this Note is being acquired solely for the Payee`s own account and not as a nominee for any other party, and for investment, and that the Payee shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the SEC. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

          "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR A.B. WATLEY GROUP INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."


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     21.  SEVERABILITY.  The provisions of this Note are  severable,  and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

     22. CONSENT TO JURISDICTION. Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 22 shall affect or limit any right to serve process in any other manner permitted by law.

     23. COMPANY WAIVERS. Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Company liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

          (a) No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

          (b) THE COMPANY  ACKNOWLEDGES  THAT THE TRANSACTION OF WHICH THIS NOTE
IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.


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     IN WITNESS WHEREOF,  the Company has executed and delivered this Note as of the date first written above.



                                      A.B. WATLEY GROUP INC.



                                      By:
                                          -------------------------------------
                                            Name:
                                            Title:


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